HUNTINGTON VA FUNDS

Huntington VA Growth Fund
Huntington VA Income Equity Fund
Huntington VA Rotating Index Fund
Huntington VA Dividend Capture Fund
Huntington VA Mid Corp America Fund
Huntington VA New Economy Fund

Supplement dated November 15, 2002, to the prospectus dated
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may 1, 2002

Any terms not defined in this supplement have the same meaning assigned to them in the current prospectuses.

I. In the "Investment Adviser" sub-section of the section entitled "Management of the Trust," the information about the portfolio management and the individuals responsible for the day to day investment decisions for the Funds is updated as follows. All of the Portfolio Managers are dual employees of Huntington Asset Advisors, Inc. ("Huntington" or "Adviser") and The Huntington National Bank.

   The Fund's Portfolio Managers are:

   James J. Gibboney, Jr. serves as the Portfolio Manager of the VA Growth Fund. Mr. Gibboney joined Huntington in 1989 and is a Vice President of The Huntington National Bank. Mr. Gibboney is a Chartered Financial Analyst. He received his M.B.A. from Xavier University.

   James M. Buskirk serves as the Portfolio Manager of the VA Income Equity Fund. Mr. Buskirk joined Huntington in 1989 and is a Senior Vice President of The Huntington National Bank. Mr. Buskirk is a Chartered Financial Analyst. He received his M.B.A. from The University of Oregon.

   Paul Koscik serves as the Senior Portfolio Manager of the VA Rotating Index Fund. Mr. Koscik joined Huntington in 1984 and is a Vice President of The Huntington National Bank. Mr. Koscik is a Certified Financial Planner. He received his Bachelor's Degree and J.D. from the University of Akron.

   B. Randolph Bateman serves as Co-Portfolio Manager of the VA Dividend Capture Fund. Mr. Bateman joined Huntington in 2000 as Chief Investment Officer of The Huntington National Bank. Mr. Bateman served as Chief Investment Officer of Star Bank from 1988 through 2000. Mr. Bateman is a Chartered Financial Analyst. He received his Bachelor's Degree from North Carolina State University.

   Kirk Mentzer serves as Co-Portfolio Manager of the VA Dividend Capture Fund. Mr. Mentzer joined Huntington in 2000 and is a Senior Vice President and the Director of Fixed Income Research for The Huntington National Bank. Mr. Mentzer served as Vice President of Firstar Investment Research & Management Co. from 1989 through 2000. He received his M.B.A. from Xavier University.


   Christopher M. Rowane serves as the Portfolio Manager of the VA Mid Corp America Fund. Mr. Rowane joined Huntington in 2000 and is a Senior Vice President of The Huntington National Bank. Mr. Rowane served as Director of Portfolio Management for Firstar from 1993 through 2000. Mr. Rowane is a Chartered Financial Analyst. He received his Bachelor's Degree and M.B.A. from Gannon University.

   Dr. Bernard Shinkel serves as the Senior Portfolio Manager of the VA New Economy Fund. Dr. Shinkel joined Huntington in 1997 and is a Vice President of The Huntington National Bank. He received his Master's in Taxation from Walsh College of Accountancy and Business. Dr. Shinkel received his Master's and Ph.D. in Management from Purdue University.


     Shareholders should retain this supplement for future reference.


27909 (11/02)



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